UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 24, 2025
NEUROCRINE BIOSCIENCES, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	0-22705	33-0525145
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

6027 Edgewood Bend Court
San Diego,	California	92130
(Address of Principal Executive Offices)		(Zip Code)
(858) 617-7600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered

Common Stock, $0.001 par value	NBIX	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.
On January 24, 2025, Neurocrine Biosciences, Inc. (“Neurocrine Biosciences” or the “Company”) entered into an Amended and Restated Exclusive License Agreement (the “Restated License Agreement”), which amends and restates in its entirety the Exclusive License Agreement with Takeda Pharmaceutical Company Limited (“Takeda”), dated as of June 12, 2020 (the “Original License Agreement”).
Pursuant to the Restated License Agreement, among other things, the parties revised the Original License Agreement to reflect the conversion from sharing operating profits and losses with respect to the development and commercialization of osavampator (NBI-1065845 / TAK-653) to a royalty-bearing license, the return of rights to osavampator in Japan to Takeda, and the Company’s previous termination of DAAO inhibitors under the Original License Agreement, including luvadaxistat, and GPR139 agonists, including NBI-1065846. Under the Restated License Agreement, Neurocrine Biosciences will retain exclusive rights to develop and commercialize osavampator, a potential first-in-class AMPA positive allosteric modulator, for all indications in all territories worldwide except Japan, where Takeda will reacquire exclusive development and commercialization rights. Osavampator is currently in development for treatment of patients with inadequate response to treatment of major depressive disorder. Under the terms of the Restated License Agreement, each party is responsible for development costs for osavampator in its respective territory, and each party is eligible to receive royalty payments based on the other party’s net sales of osavampator in the other party’s territory. Takeda is now eligible to receive development and commercial milestones as contemplated in the Original License Agreement.
The foregoing description of the terms of the Restated License Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Restated License Agreement, a copy of which will be filed, with confidential terms redacted, with the Securities and Exchange Commission as an exhibit to the Company’s Quarterly Report on Form 10-Q for the period ending March 31, 2025.
Item 7.01.    Regulation FD Disclosure.
On January 27, 2025, the Company issued a press release announcing its entry into the Restated License Agreement with Takeda. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Pursuant to the Restated License Agreement and upon the successful development and commercialization of osavampator, the Company expects tiered based royalties payable to Takeda to be in the mid-to-upper teens in the United States and low double-digits outside of the United States on a blended basis as percentage of net sales. Additionally, the Company would be entitled to receive royalties from Takeda on net sales in Japan.
The information in this Item 7.01, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements
In addition to historical facts, this Current Report on Form 8-K and certain of the materials furnished herewith contain forward-looking statements that involve a number of risks and uncertainties. These statements include, but are not limited to, statements related to the benefits to be derived from transactions with Takeda Pharmaceutical Company Limited; statements regarding the clinical results from, and our future development plans with respect to, osavampator, as well as the therapeutic potential and clinical benefits or safety profile of osavampator. Among the factors that could cause actual results to differ materially from those indicated in the forward-looking statements include: risks that clinical development activities may not be initiated or completed on time or at all, or may be delayed for regulatory, manufacturing, or other reasons, may not be successful or replicate previous clinical trial results, may fail to demonstrate that our product candidates are safe and effective, or may not be predictive of real-world results or of results in subsequent clinical trials; our future financial and operating performance; risks associated with our dependence on third parties for development, manufacturing, and commercialization activities for our products and product candidates, and our ability to manage these third parties; risks that the FDA or other regulatory authorities may make adverse decisions regarding our products or product candidates; risks that the potential benefits of the agreements with our collaboration partners may never be realized; risks that our products, and/or our product candidates may be precluded from commercialization by the proprietary or regulatory rights of third parties, or have unintended side effects, adverse reactions or incidents of misuse; risks associated with U.S. federal or state legislative or regulatory and/or policy efforts which may result in, among other things, an adverse impact on our revenues or potential revenue; risks associated with potential generic entrants for our products; risks that the benefits of the agreements with Takeda may never be realized; and other risks described in the Company's periodic reports filed with the Securities and Exchange Commission, including without limitation the Company's quarterly report on Form 10-Q for the quarter ended September 30, 2024. Neurocrine Biosciences disclaims any obligation to update these forward-looking statements after the date hereof other than required by law.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Neurocrine Biosciences, Inc. on January 27, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROCRINE BIOSCIENCES, INC.

Dated: January 27, 2025	/s/ Darin M. Lippoldt
Darin M. Lippoldt
Chief Legal Officer